UAM FUNDS, INC.

FMA Small Company Portfolio

Supplement dated October 1, 1998
To the Prospectus dated January 22, 1998

The Prospectus of the Portfolio is hereby revised by replacing the investment professional of the Adviser who was primarily responsible for the day-to-day management of the Portfolio with the following personnel.

	The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience during the past five years are as follows:

Kathryn A. Vorisek - Vice President & Portfolio Manager

Ms. Vorisek joined Fiduciary Management Associates, Inc.
("FMA") in 1996 with a broad background in the investment field. Previous responsibilities include serving as Vice President in the fixed income and equity departments at Duff & Phelps
Corporation from 1989 to 1996. Prior to that, she served as an institutional equity salesperson at Lehman Brothers. After receiving her B.S. degree in Finance from Marquette University, Ms. Vorisek earned her Masters in Management degree from Northwestern University in Finance and International Business.
She is a member of the Chicago Energy Analysts Society and the Investment Analysts Society of Chicago.

Philip E. Arnold, CFA - Chairman of Executive Committee, CIO

Mr. Arnold co-founded FMA in 1980, where he currently serves as Chairman of the Executive Committee and Chief Investment Officer. Mr. Arnold has a wide ranging background in all facets of the investment business, which includes managing a variety of portfolios for a major Midwestern university, and founding an investment advisory firm where he supervised all research and portfolio activities. Mr. Arnold is well-known to the Chicago investment community. He is a member of the Board of Directors of the Investment Analyst Society and a past president of the organization. He is a member of the Financial Analyst Federation and the Institute of Chartered Financial Analysts. Mr. Arnold graduated from Northwestern University where he earned his B.A. in Mathematics and M.B.A in Finance.

Douglas G. Madigan, CFA - Senior Vice President and Director of Research

Mr. Madigan joined FMA in 1998 with over 22 years of professional investment experience. Previous responsibilities included serving as a Mutual Fund Manager with the Harris Investment Management Group of Harris Bank from 1996 to
1998, and Vice President/Equity Research Coordinator with the Wealth Management Group of Harris Bank from 1994 to 1998.
While with Harris Bank, Mr. Madigan managed both large company and small company mutual funds. Prior to that, Mr.
Madigan was Vice President and Senior Portfolio Manager for Continental Bank and a Senior Securities Analyst for Mellon
Bank. Mr. Madigan started his professional career as an instructor in the Department of Economics and Finance at Robert Morris
College in Pittsburgh, Pennsylvania and rose to the level of Associate Professor and Department Chairman. Mr. Madigan received his Ph.D., M.A., and B.A. degrees from the University of Pittsburgh. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.

Terry B. French - Senior Vice President & Portfolio Manager

Mr. French joined FMA in 1997 with over 25 years of professional investment experience. Previous responsibilities include Senior Securities Analyst and Team Head for the Technology Group at Stein, Roe & Farnham from 1988 to 1991. Prior to that, he served as Senior Securities Analyst and Sector Head in the Trust Department of Harris Trust and Savings Bank analyzing technology, industrial, aerospace and capital goods companies. He began his professional investment career as a Technology Analyst with IDS Financial. He started his professional career as an aerodynamicist specializing in the formation and development of applied computer simulation design techniques for Boeing Company. Mr. French holds BS and MS degrees in Aeronautical Engineering from the University of Washington and a M.B.A. in Finance and Accounting from Seattle University. He has been a member of the Chicago Science Analysts, the New York Society of Electro-Science Analysts, and the American Institute of Aeronautics and Astronautics.

Lloyd J. Spicer, CFA - Senior Vice President & Portfolio
Manager

Mr. Spicer joined FMA in March 1994, following an eighteen-year career in the banking industry. His fixed income experience includes fixed income portfolio management covering both taxable and tax-exempt markets including public and private placements, and asset and mortgage-backed securities. Prior to joining FMA, Mr. Spicer was most recently responsible for managing investment portfolios, which comprised $1 billion in assets, and overall interest rate risk for the Midwest Retail Banking Group at LaSalle National Corp. from 1982 to 1994. In addition, he also served as Senior Vice President and Director of various bank subsidiaries where he directed the design and implementation of the bank's investment policies. Mr. Spicer is a Chartered Financial Analyst and a member of the Association of Investment Management and Research as well as the Investment Analyst Society of Chicago. He received his B.A. in Economics from Indiana State University in 1974 and his M.B.A. in Finance in 1979 from the Illinois Institute of Technology.